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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) - December 6, 1999


                          J. C. PENNEY COMPANY, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                   1-777                 13-5583779
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File No.)           Identification No.)


6501 Legacy Drive
Plano, Texas                                                75024-3698

(Address of principal                                       (Zip code)
executive offices)

Registrant's telephone number, including area code:  (972) 431-1000
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Item 2.  Acquisition or Disposition of Assets.
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     On December 6, 1999, J. C. Penney Company, Inc. ("JCPenney") completed its sale to General Electric Capital Corporation ("GE Capital") and certain of its affiliates of substantially all of the assets relating to JCPenney's consumer and commercial private label credit card business for total consideration of approximately $4 billion, including the assumption of debt. The terms of the transaction are contained in the Credit Card Asset Purchase and Sale Agreement and the Technical Amendment thereto by and among the parties thereto, which are included herein as Exhibit 2.1 and Exhibit 2.2, respectively. The schedules and exhibits to the Credit Card Asset Purchase and Sale Agreement have been omitted. JCPenney hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

Item 7. Financial Statements and Exhibits.
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     (c)  Exhibits.


          2.1 Credit Card Asset Purchase and Sale Agreement, dated as of October 15, 1999, by and among J. C. Penney Company, Inc., JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney Properties, Inc., General Electric Capital Corporation, Monogram Credit Card Bank of Georgia, and Star Receivables Funding, Inc.

          2.2 Technical Amendment to Credit Card Asset Purchase and Sale Agreement, dated as of December 6, 1999, by and among J. C. Penney Company, Inc., JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney Properties, Inc., General Electric Capital Corporation, Monogram Credit Card Bank of Georgia, and Star Receivables Funding, Inc.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J. C. PENNEY COMPANY, INC.


                                        /s/ D. A. McKay
                                        -----------------------------
                                        D. A. McKay
                                        Executive Vice President
                                        and Chief Financial Officer

Date: December 21, 1999
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                                 Exhibit Index


Exhibit
Number         Description
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2.1            Credit Card Asset Purchase and Sale Agreement, dated as of
               October 15, 1999, by and among J. C. Penney Company, Inc.
               JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney
               Properties, Inc., General Electric Capital Corporation, Monogram
               Credit Card Bank of Georgia, and Star Receivables Funding, Inc.

2.2 Technical Amendment to Credit Card Asset Purchase and Sale Agreement, dated as of December 6, 1999, by and among J. C. Penney Company, Inc., JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney Properties, Inc., General Electric Capital Corporation, Monogram Credit Card Bank of Georgia, and Star Receivables Funding, Inc.